SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2019
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A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter) (Exact name of registrant as specified in its charter)

Delaware	001-36347	11-246169
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code: (310) 587-1477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which is registered
Common Stock, par value $0.01	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers
On September 10, 2019, Cary Dickson notified A-Mark Precious Metals, Inc. (the “Company”) of his intent to resign from his position as Chief Financial Officer of the Company, effective September 30, 2019. Mr. Dickson’s departure was due to family and personal reasons and not as a result of any disagreements with the Company on any matter relating to the Company’s financials, operations, policies or practices.
Effective upon Mr. Dickson’s resignation, Kathleen Simpson-Taylor will succeed Mr. Dickson as the Company’s Chief Financial Officer. Ms. Simpson-Taylor is currently the Company’s Executive Vice President, Controller and Assistant Secretary.
Ms. Simpson-Taylor, age 56, was appointed Executive Vice President, Controller and Assistant Secretary in November 2017, after serving as Vice President, Controller and Assistant Secretary since January 2016. Prior to working for the Company, Ms. Simpson-Taylor held various executive positions at Mattel, Inc., a toy manufacturer, from 2000 to 2015, including Vice President, Mattel Division Finance and Vice President, USA Finance, and served as a member of the Board of Directors of the Mattel Federal Credit Union from 2002 to 2004. Prior to working for Mattel, Simpson-Taylor held management positions at the accounting firm of Ernst & Young. Ms. Simpson-Taylor is a Certified Public Accountant.
A press release announcing Mr. Dickson’s resignation and Ms. Simpson-Taylor’s appointment is attached to this Form 8-K as Exhibit 99.1.
Item 9.01. Exhibits
(d) Exhibits:

Exhibit	Description
99.1	Press Release, dated September 16, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2019

A-MARK PRECIOUS METALS, INC.

By:        /s/ Carol Meltzer
Name:  Carol Meltzer
Title:    General Counsel and Secretary